Annual Report / December 31, 1997


WILLIAM BLAIR MUTUAL FUNDS, INC


-------------------------------------------------------------------------------
GROWTH FUND
VALUE DISCOVERY FUND
INTERNATIONAL GROWTH FUND
INCOME FUND
READY RESERVES FUND
-------------------------------------------------------------------------------


This report has been prepared for the information of the shareholders of William Blair Mutual Funds, Inc. It is not to be construed as an offering to sell or buy any securities of the Fund. Such an offering is made only by the Prospectus.



William Blair Mutual Funds, Inc.
222 West Adams Street
Chicago, Illinois 60606

                           ----------------------------------------------------
                           OVERVIEW
                           ----------------------------------------------------

                           ----------------------------------------------------
                           PERFORMANCE HIGHLIGHTS
                           ----------------------------------------------------

                           ----------------------------------------------------
                               1997       1996           1995    1994      1993
                           --------  ---------  -------------  ------  --------
Growth Fund .............      20.1%      18.0%          29.1%    6.5%     15.5%
  S&P 500 Index .........      33.4       23.3           37.5     1.3      10.0
Value Discovery Fund ....      33.5          -              -       -         -
  Russell 2000 Index ....      22.4       16.5           28.4    (1.8)     18.9
International
  Growth Fund ...........       8.4       10.2            7.2   (0.04)     33.6
  MSCI AC WLD ex
    US Index* ...........       2.0        6.7            9.9     6.6      34.9
  Lipper International
    Index ...............       7.3       14.4           10.0    (0.7)     39.2
Income Fund .............       8.0        3.1           14.4    (0.7)      7.8
  Lehman Intermediate
    Govt./Corp. Index ...       7.9        4.1           15.3    (1.9)      8.8
Ready Reserves Fund .....       5.0        4.8            5.5     3.7       2.6
  S&P-rated AAA .........
     Money Market Funds .       5.0        4.8            5.4     3.6       2.0


                           ----------------------------------------------------
                           INVESTOR INFORMATION FOR THE YEAR ENDED
                           DECEMBER 31, 1997
                           ----------------------------------------------------

                                         VALUE  INTERNATIONAL             READY
                             GROWTH  DISCOVERY         GROWTH  INCOME  RESERVES
                               FUND       FUND           FUND    FUND      FUND
                           --------  ---------  -------------  ------  --------
Ending Net Assets
  (in millions) .........      $591        $30           $129    $160      $905
Portfolio Turnover
  Rate (%) ..............        34         69            102      83         -
Expense Ratio ...........       .84       1.50(a)        1.43     .71       .70
Sales Load ..............      None       None           None    None      None
Redemption Fees .........      None       None           None    None      None
Exchange Fees ...........      None       None           None    None      None
12b-1 Fees ..............      None       None           None    None      None

                           ----------------------------------------------------
                           * Morgan Stanley Capital International All Country World Free except U.S. Index.
                           (a) Without the waiver of expenses, the expense
                               ratio would have been 1.78%.




2  William Blair Mutual Funds, Inc.                           December 31, 1997

                    -----------------------------------------------------------
                    A LETTER FROM THE PRESIDENT
                    -----------------------------------------------------------

                    Dear Shareholders:

                    It has been another truly remarkable year for US equity
                    investors. I am generally pleased with the returns that
    [Photo]         William Blair Mutual Fund shareholders received this year.

                    On the conservative side, our income and money market funds returned 8.0% and 5.0% respectively and exceeded their benchmarks. The Fund group's highest returns were from the Value Discovery and Growth Funds which returned 33.5% and 20.1%, respectively. The Value Discovery Fund's first year was a smashing success and was in the top decile of performance of all equity mutual funds. On the other hand, outperformance of Value Discovery Fund and interest in value investing meant that the Growth Fund had a sub par year. In most cases a 20% absolute return is good, yet this was below many of the broad market indices, as smaller growth stocks lagged substantially for the third year in a row.

                    The International Growth Fund performed very well compared to its benchmark this year and we are very pleased with the transition to the in-house management of George Grieg and his team. Although much of the absolute return was given back in a very difficult fourth quarter, such periods of volatility will occur from time to time in these less mature markets; but this short-term risk is exactly what makes these investments so rewarding in the long-term. After being up almost 20% through the first nine months, the International Growth Fund still finished the year with an 8.4% gain, well ahead of the international indices and most other international funds. We remain convinced that growth will return to Asia and Japan, and provide the next leg of exceptional performance for these investments and your Fund.

                    After two great years in 1995 and 1996, most people (including us) expected a more subdued 1997. We were pleasantly surprised as the year unfolded. Fortunately, investor skepticism remains high going into 1998 so that a very solid US economy may well ignore the consensus and lead the way to moderate worldwide growth and another good year for investors in the William Blair Mutual Funds.


                    /s/ Rocky Barber
                    -----------------------
                    Rocky Barber


December 31, 1997                                              Annual Report  3

                    -----------------------------------------------------------
                    GROWTH FUND
                    -----------------------------------------------------------

                    -----------------------------------------------------------
                    PERFORMANCE HIGHLIGHTS
                    -----------------------------------------------------------

                    -----------------------------------------------------------
                            1997        1996        1995       1994        1993
                    ------------  ----------  ----------  ---------  ----------
Growth Fund ........        20.1%       18.0%       29.1%       6.5%       15.5%
S&P 500 Index ......        33.4        23.3        37.5        1.3        10.0
Russell 2000 Index..        22.4        16.5        28.4       (1.8)       18.9

                    -----------------------------------------------------------
                    INVESTOR INFORMATION
                    -----------------------------------------------------------
                    -----------------------------------------------------------
                            1997        1996        1995       1994        1993
                    ------------  ----------  ----------  ---------  ----------
Ending Net Assets
  (in millions).....        $591        $502        $363       $218        $150
Portfolio Turnover
  Rate (%) .........          34          43          32         46          55
Expense Ratio (%)...         .84         .79         .65        .71         .78

                    -----------------------------------------------------------
                    A LETTER FROM THE PORTFOLIO MANAGERS
                    -----------------------------------------------------------

                    Dear Shareholders:

                    The stock market had a strong year in 1997 and highlights the remarkable strength of the domestic economy. Despite a
  [Photo] sharp slowdown at year-end in the Far East region, the US economy turned in a stunning performance. The current economic expansion is now more than seven years old and the third longest in the last 50 years. Surprisingly, inflation actually declined in the face of this strong growth as productivity gains offset much of higher labor costs. Interest rates closed the year at their lowest levels in decades and stock price to earnings multiples have been sustained at a relatively high 20 times level. The combination of rising corporate profits and low interest rates again fueled a record third year of stock returns in excess of 20%. The popular Standard & Poor's 500 Index recorded an increase of over 30% and the Russell 2000 Index, which is populated with smaller stocks, gained about 20%. Smaller stocks remained in the background of the market for most of the year, and growth oriented companies generally lagged even more as investors favored cyclical stocks benefiting from the robust economy. The Growth Fund with its consistent exposure to a broad range of quality, non-cyclical stocks returned 20.1% for the year.

                    Closer analysis of 1997 stock market returns reveals some unsettling developments under the cover of another record
   [Photo] year for the indices. The strongest gains were again concentrated in the very large global companies, and just 33 of the largest stocks in the S&P 500 represented 50% of the total return for the index. Returns for many of the smaller and medium size companies trailed the mega cap stocks substantially as investors' love affair with a few household names persisted despite increasingly high valuations. The narrowness of the market's advance remains an issue of concern to us. While the very largest companies have considerable resources and financial clout, their growth prospects are more sensitive to broad economic factors. To that point, global growth prospects for 1998 are far more uncertain as a result of the financial and economic crisis that now grips many of the Asian countries. The Asian region represents almost one third of the world's Gross Domestic Product and has been enjoying an economic boom for more than a decade. These economies have been important contributors to the global growth rate. Plunging stock markets and local currencies combined with rising interest rates are certain to slow that growth considerably and put pressure on markets worldwide. We have already been reducing our exposure to stocks with more Asian business risk, and hope to avoid much of the impact of that slowdown if it is contained to that region.


4  William Blair Mutual Funds, Inc.                           December 31, 1997

                    Were it not for problems elsewhere around the world, the US economic outlook would be very robust. Strength in employment, industrial production and capital spending has been evident throughout the year and earnings growth has generally been better than expected. Corporate America has learned well how to cope with intense global competition, lack of pricing power and rising labor costs. However, tough comparisons with last year and a case of the Asian flu are likely to dampen the earnings outlook for 1998. We believe that smaller and midsize companies with a domestic focus offer greater protection from outside forces and more attractive value in the market. We are accustomed to owning stocks with significantly higher P/E ratios than that of the general market due to their quality and consistency, but that premium is much lower today than we have seen in many years.

                    In conclusion, the winds of economic change are constantly shifting and it appears that slower growth and greater earnings risk is in the offing. Investors will respond by searching for stocks with lower economic risk and reasonable valuation. The Growth Fund portfolio of companies with consistent growth prospects and lower business volatility will be increasingly attractive to investors and positioned to regain leadership in the market. In the meantime, we remain patient and committed to our growth stock investment philosophy. We firmly believe that this approach should provide superior after-tax returns for shareholders.

                    /s/ Rocky Barber             /s/ Mark A. Fuller, III
                    -----------------------      -----------------------
                    Rocky Barber                 Mark A. Fuller, III


                    -----------------------------------------------------------
                    GROWTH FUND
                    -----------------------------------------------------------

                    ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 WITH REINVESTMENT OF CAPITAL GAIN DISTRIBUTIONS AND INCOME DIVIDENDS



                    1/88     12/88     12/89     12/90      12/91      12/92      12/93      12/94      12/95      12/96      12/97
WB Growth Fund   $10,000    10,700    14,000    13,700     19,800     21,300     24,600     26,200     33,800     39,800     47,800
S&P 500 Index    $10,000    11,700    15,400    14,900     19,400     21,100     23,000     23,300     32,100     39,400     52,600



December 31, 1997                                              Annual Report  5

 ................................................................................
GROWTH FUND
 ................................................................................
PORTFOLIO OF INVESTMENTS, DECEMBER 31, 1997 (all amounts in thousands)

----------------------------------------------------    --------
                       SHARES                            VALUE
----------------------------------------------------    --------
                                       COMMON STOCKS
                           APPLIED TECHNOLOGY--20.8%
    537      *Acxiom Corporation....................    $ 10,335
    300      *Airtouch Communications, Inc..........      12,469
    164      *American Management Systems...........       3,199
    427       Automatic Data Processing, Inc. ......      26,226
    368      *B A Merchant Services, Inc. ..........       6,541
    122      *Catalina Marketing Corporation........       5,643
    220       Cognizant Corporation.................       9,804
    500       First Data Corporation................      14,625
     42      *Gartner Group, Inc....................       1,576
    307      *NFO Worldwide, Inc....................       6,419
     82       Reuters Holdings plc (ADR)............       5,408
    174       Shared Medical Systems Corporation....      11,498
    236      *Sterling Commerce, Inc................       9,067
                                                        --------
                                                         122,810
                                                        --------
               HEALTHCARE-RELATED SPECIALTIES--18.2%
    268      *Amgen, Inc............................      14,511
    210      *Boston Scientific Corporation.........       9,634
    273      *Covance, Inc..........................       5,432
    206       Dentsply International, Inc...........       6,271
    244      *Elan Corporation plc (ADR)............      12,480
    215      *Health Care & Retirement
              Corporation...........................       8,643
    374      *Healthsouth Rehabilitation
              Corporation...........................      10,381
    220       Medtronic, Inc .......................      11,509
    314       Omnicare, Inc.........................       9,738
    164      *Quintiles Transnational Corporation...       6,255
    250       SmithKline Beecham Group plc (ADR)....      12,859
                                                        --------
                                                         107,713
                                                        --------
                                   TECHNOLOGY--12.9%
    179      *Aspen Technology, Inc. ...............       6,131
    320      *Electronic Arts, Inc. ................      12,100
    100       Intel Corporation.....................       7,025
    150       Linear Technology Corporation.........       8,644
    110      *Microsoft Corporation.................      14,217
    147       Molex, Inc............................       4,707
    238       Molex, Inc., Class "A"................       6,842
    142      *Oracle Corporation....................       3,180
    138      *Xilinx, Inc...........................       4,827
    280      *Zebra Technologies Corporation, Class
              "A"...................................       8,325
                                                        --------
                                                          75,998
                                                        --------
                              CONSUMER RETAIL--11.3%
    170       CVS Corporation.......................      10,891
    200       Home Depot, Inc. .....................      11,793
    150       Lowes Companies, Inc..................       7,153
    236      *Staples, Inc..........................       6,541
     72      *Starbucks Corporation.................       2,744
    600      *Viking Office Products, Inc...........      13,087
    211       Walgreen Company......................       6,623
    158      *Whole Foods Market, Inc...............       8,087
                                                        --------
                                                          66,919
                                                        --------
                           FINANCIAL SERVICES--10.6%
    120       Associates First Capital Corp., Class
              "A"...................................       8,535
    446      *Credit Acceptance Corporation.........       3,460
    200       Federal Home Loan Mortgage
              Corporation...........................       8,387
     85       Household International, Inc..........      10,843
    375       MBNA Corporation......................      10,242
    200       State Street Boston Corporation.......      11,637
    225       Travelers/Aetna Property and Casualty
              Corp., Class "A"......................       9,900
                                                        --------
                                                          63,004
                                                        --------

----------------------------------------------------    --------
                       SHARES                            VALUE
----------------------------------------------------    --------
                           COMMON STOCKS (CONTINUED)
                             BUSINESS SERVICES--7.9%
    170      *C K S Group, Inc. ....................    $  2,405
    179       Cintas Corporation....................       6,985
    316      *Heartland Express, Inc. ..............       8,493
    203      *Knight Transportation, Inc. ..........       5,624
    188      *Robert Half International, Inc. ......       7,513
    111      *Rural/Metro Corporation...............       3,698
    303       Wallace Computer Services, Inc........      11,795
                                                        --------
                                                          46,513
                                                        --------

                                  DISTRIBUTION--5.7%
    195      *Black Box Corporation.................       6,887
    100       Cardinal Health, Inc..................       7,512
    298      *JP Foodservice, Inc...................      11,028
    201      *MSC Industrial Direct Co., Class
              "A"...................................       8,504
                                                        --------
                                                          33,931
                                                        --------

                           INDUSTRIAL PRODUCTS--4.9%
    142       Danaher Corporation...................       8,965
    245       M.A. Hanna Company....................       6,194
    299       Minerals Technologies, Inc............      13,609
                                                        --------
                                                          28,768
                                                        --------

      SPECIALTY CONSUMER SERVICES AND PRODUCTS--1.2%
    200      *Cendant Corporation...................       6,875
                                                        --------

TOTAL COMMON STOCKS--93.5%
  (cost $343,603)...................................     552,531
                                                        --------

                               CONVERTIBLE BOND--.7%
$ 5,000      The Sports Authority, Inc.,
               5.25% Subordinated Debentures,
               due 9/15/01 (cost $4,563)............       4,325
                                                        --------

                              SHORT-TERM INVESTMENTS
 10,895      Associates Corp. of North America
               Demand Note, 5.49%, due 1/2/98.......      10,895
  8,036      Ford Motor Credit Corporation,
               5.73%-5.80%, due 1/16/98-2/6/98......       8,036
  3,030      General Electric Capital Corporation,
               5.50%, due 1/2/98....................       3,030
 10,112      General Motors Acceptance Corporation,
               5.51%-5.83%, due 1/2/98-1/30/98......      10,112
  1,197      Household Finance Corporation,
               5.81%, due 1/23/98...................       1,197
                                                        --------
                  TOTAL SHORT-TERM INVESTMENTS--5.6%
  (cost $33,270)....................................      33,270
                                                        --------
TOTAL INVESTMENTS--99.8% (cost $381,436)............     590,126
CASH AND OTHER ASSETS, LESS LIABILITIES--.2%........       1,227
                                                        --------
NET ASSETS--100.0%..................................    $591,353
                                                        ========

---------------
* Non-income producing securities
ADR = American Depository Receipt
                See accompanying Notes to Financial Statements.

 6  William Blair Mutual Funds, Inc.                           December 31, 1997

                    -----------------------------------------------------------
                    VALUE DISCOVERY FUND
                    -----------------------------------------------------------

                    -----------------------------------------------------------
                    PERFORMANCE HIGHLIGHTS
                    -----------------------------------------------------------

                    -----------------------------------------------------------
                           1997             1996(a)
                    -----------  ---------------
Value Discovery
  Fund ............        33.5%               -
  Russell 2000
    Index .........        22.4             16.5


                    -----------------------------------------------------------
                    INVESTOR INFORMATION
                    -----------------------------------------------------------
                           1997(b)          1996
                    -----------  ---------------
Ending Net Assets
  (in millions)....         $30               $2
Portfolio Turnover
  Rate (%) ........          69                -
Expense Ratio (%)..        1.50(b)             -

                    -----------------------------------------------------------

                    (a) Commencement of Operations - December 23, 1996.
                    (b) Without the waiver of expenses, the expense ratio would have been 1.78%.

                    -----------------------------------------------------------
                    A LETTER FROM THE PORTFOLIO MANAGERS
                    -----------------------------------------------------------

                    Dear Shareholders:

     [PHOTO]        We are pleased to report to you that the Value Discovery
  [Glen Kleczka]    Fund returned 33.5% to shareholders in 1997.  This compares favorably to a variety of benchmarks, including the Russell
                    2000 Index (up 22.4%) and the Lipper Small Company Index
                    (up 15%). We are also pleased to have outperformed the S&P
                    500 (up 33.4%). According to the Wall Street Journal,
                    Lipper Analytical Services indicated that only 10.3% of U.S. stock funds beat the S&P 500 in 1997. As we have mentioned previously, the Russell 2000 Index is our primary performance benchmark, as it is composed entirely of small companies while the Lipper Small Company Index is a performance composite of mutual funds that focus on small company investments. Our goal is to consistently outperform the Russell 2000 Index. As the above data indicate, this goal was clearly achieved this year. However, while outperformance of the magnitude achieved in 1997 is possible in future years, we feel it is important that expectations remain reasonable. Good results need to be achieved over the course of a marathon not a sprint and, while we like our stride, we have only completed one lap.

     [PHOTO]        1997 provided a powerful one-two combination for
  [David Mitchell]  shareholders - we made a healthy return and we get to keep most of it. One of our investment principals is to invest in companies run by owners, not agents. We also practice what we preach - your Fund's managers are Fund shareholders as well. Given this, you will not be surprised to know that we keep an especially keen eye on taxes. As a result, the Fund's after-tax return was 32.0% or 95.6% of its pretax return. This is especially rewarding given that, due to the fund having just achieved its one-year anniversary, all gains incurred to date have been short-term. Remember that it's not what you make, it's what you keep.

                    While not the case for your Fund, small capitalization stocks generally underperformed their larger brethren for the fourth consecutive year. While there are many potential explanations, the latest to make the rounds is the "population explosion". The Wall Street Journal reports that from the fall of 1991 to the fall of 1997, the number of publicly traded companies increased 87%. Six years ago, 70% of stocks in



December 31, 1997                                              Annual Report  7
                    the Russell 2000 Index had five or more years of
     [PHOTO]        performance history. As of September, this number had
  [Cappy Price]     fallen to 56%. Strong markets increase capital availability and many new companies find their way into the public realm during a bull market - some good, some not so good. How does this affect us as managers? The key for us is setting our own agenda and not being distracted by someone else's.
                    The critical issue in achieving performance goals remains consistent disciplined application of the investment process. We continue to believe that if we buy quality companies selling at attractive valuations, we will generate attractive returns for our shareholders. We will continue to emphasize companies exhibiting the following four distinct characteristics. First, they will be financially strong, often with substantial liquidity and no debt. Second, they will be trading at material discounts to our estimate of intrinsic value with meaningful stock price support to reduce downside risk. Third, they will have good secular growth prospects and be well positioned within growing industries. Finally, we will identify investments with catalysts that can result in earnings acceleration through faster growth or improving profitability.

                    Due to some late December inflows, we ended the year with 10% cash. Net assets totaled $30.4 million and were invested across 51 securities. The projected earnings growth rate of the Fund is 19% versus 9% for the Russell 2000 Index. Despite this, the Fund is valued at a price-to-earnings ratio (1998 projected) of 14 versus 25 for the Russell 2000 Index.

                    The Fund is currently invested in stocks of small companies along the following lines: microcap stocks (less than $300 million in market cap) comprised 54%; small cap ($300 million to $1.5 billion in market cap) 31%; midcap (greater than $1.5 billion) 5%; and cash 10%. The weighted average market capitalization is $398 million.


                    /s/ Glen Kleczka     /s/ David Mitchell  /s/ Cappy Price
                    -------------------  ------------------  ------------------
                    Glen Kleczka         David Mitchell      Cappy Price


                    -----------------------------------------------------------
                    VALUE DISCOVERY FUND
                    -----------------------------------------------------------

                    ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 WITH REINVESTMENT OF CAPITAL GAIN DISTRIBUTIONS AND INCOME DIVIDENDS



                        12/96     1/97     3/97      6/97       9/97      12/97
Value Discovery Fund  $10,000   10,200    9,700    11,100     14,000     13,300
  Russell 2000 Index  $10,000   10,200    9,500    10,000     12,700     12,200



8  William Blair Mutual Funds, Inc.                           December 31, 1997

 ................................................................................
VALUE DISCOVERY FUND
 ................................................................................
PORTFOLIO OF INVESTMENTS, DECEMBER 31, 1997 (all amounts in thousands)

-----------------------------------------------------    -------
                       SHARES                             VALUE
-----------------------------------------------------    -------
                                        COMMON STOCKS
                            FINANCIAL SERVICES--26.6%
    34      *ARM Financial Group, Inc. ..............    $   897
    13      Amerus Life Holdings, Inc., Class "A"....        476
    20      CCA Prison Realty Trust..................        875
    17      Excel Realty Trust, Inc. ................        532
            Franklin Bank National Association
    17      Southfield...............................        306
    37      *Inspire Insurance Solutions, Inc. ......        764
    18      *Jackson Hewitt, Inc. ...................      1,244
    54      *Matrix Capital Corporation..............        817
    19      SCPIE Holdings, Inc. ....................        564
     3      Southwest Bancorp, Inc. .................         71
    17      Statewide Financial Corporation..........        408
    33      *Summit Holding Southeast, Inc. .........        738
    30      Winston Hotels, Inc. ....................        390
                                                         -------
                                                           8,082
                                                         -------
                        CONSUMER DISCRETIONARY--14.6%
    42      Arctic Cat, Inc. ........................        407
    40      Cadmus Communications Corporation........        826
   142      *Farah, Inc. ............................        790
    72      *Homebase, Inc. .........................        567
    27      M/A/R/C, Inc. ...........................        491
    16      *Michaels Stores, Inc. ..................        468
    72      *Shoe Carnival, Inc. ....................        585
    47      *Sunglass Hut International, Inc. .......        297
                                                         -------
                                                           4,431
                                                         -------
                HEALTHCARE-RELATED SPECIALTIES--11.7%
    15      *Ameripath, Inc. ........................        255
    16      *ClinTrials Research, Inc. ..............        126
   110      *Gensia Sicor, Inc. .....................        639
   142      *IBAH, Inc. .............................        534
    30      *Martek Biosciences Company, Inc. .......        250
    12      *Maxim Medical, Inc. ....................        270
    34      *Nitinol Medical Technologies, Inc. .....        270
    42      *Response Oncology, Inc. ................        350
    43      *Safeguard Health Enterprises, Inc.......        585
     8      *Sierra Health Services, Inc. ...........        272
                                                         -------
                                                           3,551
                                                         -------

                                     MATERIALS--10.9%
    13      Birmingham Steel Corporation.............        202
    78      Easco, Inc. .............................      1,034
    20      *Emcor Group, Inc. ......................        414
    12      *N C I Building Systems, Inc. ...........        440
    49      *Novamerica Steel, Inc. .................        570
    13      *USG Corporation.........................        661
                                                         -------
                                                           3,321
                                                         -------

-----------------------------------------------------    -------
                       SHARES                             VALUE
-----------------------------------------------------    -------
                            COMMON STOCKS (CONTINUED)

                              PRODUCER DURABLES--7.1%
    11      *Doncasters PLC (ADR)....................    $   237
    50      LSI Industries, Inc. ....................        911
    39      Omniquip International, Inc..............        776
            Penn Engineering & Manufacturing
    10      Corp. ...................................        228
                                                         -------
                                                           2,152
                                                         -------

                                      UTILITIES--5.1%
    31      Illinova Corporation.....................        822
    22      T N P Enterprises, Inc. .................        725
                                                         -------
                                                           1,547
                                                         -------

                       AUTOS AND TRANSPORTATION--5.1%
    30      *International Total Services, Inc. .....        476
    19      *Landstar System, Inc. ..................        506
    35      *Stoneridge, Inc. .......................        560
                                                         -------
                                                           1,542
                                                         -------

                                         ENERGY--3.8%
    20      *Cal Dive International, Inc. ...........        490
    35      *Unifab International, Inc. .............        670
                                                         -------
                                                           1,160
                                                         -------

                                     TECHNOLOGY--3.7%
    20      *Digital Lightwave, Inc. ................        262
    89      *Overland Data, Inc. ....................        488
    40      *Trident Microsystems, Inc. .............        367
                                                         -------
                                                           1,117
                                                         -------

TOTAL COMMON STOCKS--88.6%
  (cost $21,729).....................................     26,903
                                                         -------
                         SHORT-TERM INVESTMENTS--4.9%
$1,484      Investors Bank & Trust Company
            Repurchase Agreement, 5.90%, dated
            12/31/97, Collateralized by U.S.
            Government Agency Security with market value of
            $1,558 with 1/2/98 repurchase date (cost
            $1,484)..................................      1,484

TOTAL INVESTMENTS--93.5%
  (cost $23,213).....................................     28,387

CASH AND OTHER ASSETS, LESS LIABILITIES--6.5%........      1,967
                                                         -------

NET ASSETS--100.0%...................................    $30,354
                                                         =======

---------------
* Non-income producing securities

ADR = American Depository Receipt

                See accompanying Notes to Financial Statements.

December 31, 1997                                              Annual Report   9

                    -----------------------------------------------------------
                    INTERNATIONAL GROWTH FUND
                    -----------------------------------------------------------

                    -----------------------------------------------------------
                    PERFORMANCE HIGHLIGHTS
                    -----------------------------------------------------------

                    -----------------------------------------------------------
                            1997        1996        1995       1994        1993
                    ------------  ----------  ----------  ---------  ----------
International Growth
  Fund .............         8.4%       10.2%        7.2%      (0.0)%      33.6%
  MCI AC WLD ex
    US Index* ......         2.0         6.7         9.9        6.6        34.9
  Lipper International
    Index ..........         7.3        14.4        10.0       (0.7)       39.2

                    -----------------------------------------------------------
                    INVESTOR INFORMATION
                    -----------------------------------------------------------
                    -----------------------------------------------------------
                            1997        1996        1995       1994        1993
                    ------------  ----------  ----------  ---------  ----------
Ending Net Assets
  (in millions) ....        $129        $105         $90        $70         $40
Portfolio Turnover
  Rate (%) .........         102          89          77         40          83
Expense Ratio (%)...        1.43        1.44        1.48       1.51        1.71

                    -----------------------------------------------------------
                    * Morgan Stanley Capital International All Country World
                      Free except US Index.

                    -----------------------------------------------------------
                    A LETTER FROM THE PORTFOLIO MANAGER
                    -----------------------------------------------------------

                    Dear Shareholders:
    [PHOTO]
 [W. George Greig]  1997 was an eventful and tumultuous year for international markets and economies. The second half of the year was marked by two historical milestones: the Asian financial market crisis and the approach of European economic and monetary union. Both will impact the way we view global capital flows and growth prospects well into the next century.

                    What began early in the year in Thailand, with nothing more than an uncomfortable current account deficit and a real estate lending problem, mutated and evolved into a crisis on a grand scale: systemic financial failures; massive IMF assistance; declines of 80-90% in the dollar value of many assets; the prospect of a severe recession; and the rise of deep-seated doubts about the viability of Asian business practice, political and bureaucratic conduct, and fundamental economic values. Asian markets lost over a quarter of their value in 1997, and in addition lost most of their collective reputation as the world's most attractive investment destination.

                    The undertaking of European monetary union, on the other hand, remains up to now a story of historical skepticism being pushed back by the sheer political will of the participants. In spite of a divisive election in France, a near-collapse of the Italian government and continuous political guerrilla warfare in Bonn, markets were by year-end discounting a high probability of success in implementing the first stages of EMU in 1998 and 1999. The prospect of operating in a single currency zone has irreversibly changed the behavior of both governments and corporations: both have been forced into becoming more economically responsible to their respective constituencies. Partially as a result, European markets rose by nearly 25% in 1997, as interest rates converged and declined, and investors began to discount improved corporate profitability and ongoing restructuring.


10  William Blair Mutual Funds, Inc.                          December 31, 1997

                    It has now become an Asian cliche that the Chinese word for 'crisis' is formed from the characters for 'danger' and 'opportunity.' How a company responds to opportunity and danger determines how it is positioned for the next crisis. The lesson for corporate managements and for equity investors is that improving the productivity of resources is the key natural selection mechanism in economic evolution. Our mission continues to be to invest in companies that meet this critical growth criterion.


                    /s/ W. George Greig
                    ------------------------
                    W. George Greig


                    -----------------------------------------------------------
                    INTERNATIONAL GROWTH FUND
                    -----------------------------------------------------------
                    ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 WITH REINVESTMENT OF CAPITAL GAIN DISTRIBUTIONS AND INCOME DIVIDENDS


                   10/92    12/92     6/93    12/93      6/94     12/94      6/95     12/95      6/96     12/96      6/97    12/97
International
  Growth Fund    $10,000   10,100   11,400   13,500    14,000    13,500    13,300    14,500    15,700    16,000    18,500   17,300
MSCI All Country
  World ex-US    $10,000    9,700   11,900   13,100    11,400    13,900    14,300    15,300    16,100    16,400    18,400   16,700
Lipper
  International
  Index          $10,000    9,900   11,300   13,700    13,700    13,600    14,000    15,000    16,300    17,200    19,600   18,400





December 31, 1997                                             Annual Report  11

 ................................................................................
INTERNATIONAL GROWTH FUND
 ................................................................................
PORTFOLIO OF INVESTMENTS, DECEMBER 31, 1997 (all amounts in thousands)

---------------------------------------------------   --------
                      SHARES                           VALUE
---------------------------------------------------   --------
                       COMMON STOCKS--EUROPE--29.4%
                                      AUSTRIA--1.2%
    10      VA Technologie AG (Industrial
              engineering).........................   $  1,518
                                                      --------

                                      BELGIUM--0.5%
   3.5      Barco Industries NV (Visualisation
              systems).............................        642
                                                      --------
                                      DENMARK--0.3%
   7.2      Carli Gry International (Apparel
              design)..............................        405
                                                      --------

                                      FINLAND--2.3%
     5      Fiskars AB - A (Homewares producer)....        541
    20      Nokia AB - A (Telecommunications
              equipment)...........................      1,399
     9      TT Tieto OY - B (Consultants)..........      1,013
                                                      --------
                                                         2,953
                                                      --------

                                       FRANCE--4.8%
    35      AXA Company (Multi-line insurance).....      2,708
     5      Le Carbone Lorraine (Specialty
              chemicals)...........................      1,562
     5      Cie Fen de Geophysique (Geophysical
              services)............................        640
     3      Promodes (Food distribution)...........      1,245
                                                      --------
                                                         6,155
                                                      --------

                                      GERMANY--1.9%
     9      SGL Carbon AG (Carbide/graphite
              specialties).........................      1,161
    30      SKW Trostberg AG (Chemical supplier)...        952
  22.5      Leica Camera AG (Cameras)..............        369
                                                      --------
                                                         2,482
                                                      --------

                                      IRELAND--0.9%
   100      CRH PLC (Building materials)...........      1,160
                                                      --------

                                        ITALY--4.0%
   500      Credito Emiliano (Investment
              banking).............................      1,135
   100      Cararro SpA (Auto components
              producer)............................        499
    35      Gewiss SpA (Electrical
              systems/devices).....................        663
   150      Gildemeister Italiana (Industrial
              machinery)...........................        511
    15      Ericsson SpA (Telecommunication
              equipment)...........................        656
   100      Pagnossin SpA (Ceramics)...............        451
   250      Mediaset SpA (Televised media).........      1,235
                                                      --------
                                                         5,150
                                                      --------

                                  NETHERLANDS--2.6%
    40      Computer Management Group
              (IT services)........................        998
    10      Draka Holding (Cable & wire
              producer)............................        433
     8      Heineken NV (Alcoholic beverages)......      1,394
    25      *Brunel International (Employment
              agency)..............................        478
                                                      --------
                                                         3,303
                                                      --------

---------------------------------------------------   --------
                      SHARES                           VALUE
---------------------------------------------------   --------
                 COMMON STOCKS--EUROPE--(CONTINUED)

                                       NORWAY--1.3%
    85      Saga Petroleum ASA (Integrated oil)....   $  1,289
    33      *Tandberg Television ASA (Digital
              broadcast equipment).................        380
                                                      --------
                                                         1,669
                                                      --------
                                        SPAIN--1.3%
    24      Cortefiel SA (Apparel design and
              sales)...............................        481
    15      Sol Melia SA (Hotel management)........        599
    10      Campofrio Alimentacion SA (Meat
              products manufacture and sales)......        546
                                                      --------
                                                         1,626
                                                      --------
                                       SWEDEN--1.7%
    25      Ericsson AB - B (Telecommunication
              equipment)...........................        940
    15      Hoganas AB - B (Metallic powder).......        459
    20      *Prosolvia AB - B (Computer
              software)............................        799
                                                      --------
                                                         2,198
                                                      --------
                                  SWITZERLAND--6.6%
     2      Belimo Automation AG (Ventilation
              controls)............................        685
    17      Credit Suisse Group (Investment
              banking).............................      2,631
   2.3      Holderbank Finan Glarus - B (Building
              materials)...........................      1,837
     2      Nestle AG (Food products)..............      2,998
    .2      Disetronic (Medical equipment).........        438
                                                      --------
                                                         8,589
                                                      --------
               COMMON STOCKS--UNITED KINGDOM--17.6%
   106      Abott Mead Vickers PLC (Advertising and
              marketing services)..................        566
   400      *Billiton PLC (Non-energy mining)......      1,025
   166      Capita Group PLC (Commercial
              services)............................      1,012
   110      Compass Group (Food services)..........      1,354
    70      DFS Furniture Company (Furniture
              manufacturer/retailer)...............        598
   100      Emap PLC (Communications/media)........      1,489
   250      *Firstbus PLC (Transportation
              services)............................        902
    45      Games Workshop Group PLC (Toys)........        433
   150      Harvey Nichols Group PLC
              (Retail/department stores)...........        468
   240      Hays PLC (Distribution/personnel
              services)............................      3,196
   125      Next PLC (Retail apparel)..............      1,427
    50      JBA Holdings (Business software and
              support).............................        850
   150      Johnson Matthey (Specialty
              metallurgical products)..............      1,343
   200      Kwik-Fit Holdings PLC
              (Retail/automotive)..................      1,155
    77      Misys PLC (Computer systems)...........      2,332
   424      Rolls Royce PLC (Engineering)..........      1,637
   100      Siebe PLC (Electronic control
              devices).............................      1,963
   150      WH Smith Group PLC
              (Retail/specialty)...................        959
                                                      --------
                                                        22,709
                                                      --------

 12  William Blair Mutual Funds, Inc.                          December 31, 1997

 ................................................................................
INTERNATIONAL GROWTH FUND
 ................................................................................
PORTFOLIO OF INVESTMENTS, DECEMBER 31, 1997 (all amounts in thousands)

---------------------------------------------------   --------
                      SHARES                           VALUE
---------------------------------------------------   --------
                        COMMON STOCKS--CANADA--6.1%
    45      *ATI Technologies (Computer
              accessories).........................   $  1,040
    80      *Berkely Petroleum Corporation (Oil and
              gas).................................        833
    30      *Biochem Pharma Inc - ADR (Preventative
              pharmaceuticals).....................        628
   100      *Biomira (Cancer diagnostics and
              therapeutics)........................        217
    11      *Certicom Corporation
              (Cryptographics).....................        330
    20      Four Seasons Hotels Inc. - ADR
              (Hotels).............................        633
    25      *IMAX Corporation (Cinema equipment and
              operations)..........................        547
    15      Mgna International Inc (Automotive
              components producer).................        939
    30      Newcourt Credit Group (Financial
              services)............................      1,004
    10      Newcourt Credit Group - Rights
              (Financial services).................        331
    10      Northern Telecom (Telecommunications
              equipment)...........................        887
    80      *Synsorb Biotech (Pharmaceuticals).....        430
                                                      --------
                                                         7,819
                                                      --------

                        COMMON STOCKS--JAPAN--19.7%
    25      Aderans Company, Ltd (Wigs)............        604
    35      ARRK Corporation (Testing products)....        510
     9      Bellsystem24 Incorporated
              (Telemarketing)......................      1,180
    51      Credit Saison (Credit cards)...........      1,250
    30      Ito-En Ltd (Soft drinks)...............        794
     8      Keyence Corporation (Electronics)......      1,140
   485      LTCB (Long Term Credit Bank)
              (Banking)............................        777
    50      Meiwa Estate Corporation, Ltd
              (Residential real estate)............        375
    20      Matsumotokiyoshi (Supermarket
              operators)...........................        767
    20      Meitec (Software engineering)..........        563
    40      NIC Corporation (Medical clerical
              business)............................        223
    26      NAC Company, Ltd (Commercial
              services)............................        177
    15      Nichii Gakkan Company (Medical record
              keeping).............................        518
    16      Nichiei Company, Ltd (Commercial
              finance).............................      1,706
    25      Nintendo Company, Ltd (Video games)....      2,454
   120      Minebea Company, Ltd (Miniature
              bearings)............................      1,289
   150      Nomura Securities Company, Ltd
              (Investment banking).................      2,002
    40      Nissei ASB Machine Company, Ltd
              (Molding machinery)..................        302
    18      Noritsu Koki Company, Ltd (Photo
              processing equipment)................        445
    20      Oiles Corporation (Machinery)..........        474
    20      People Company, Ltd (Fitness clubs)....        307
    50      Ralse Company, Ltd (Supermarket
              chain)...............................        546
    15      Ryohin Keikaku Company, Ltd
              (Retail/specialty)...................        989
    28      Softbank Corporation (Software
              distribution)........................        722
    14      Secom Company, Ltd (Services)..........        896
     3      SHOHKOH Fund (Commercial finance)......        916
    36      Sony Corporation (Consumer
              electronics).........................      3,203
    40      Yamada Denki (Retailer/electronics)....        310
                                                      --------
                                                        25,439
                                                      --------

---------------------------------------------------   --------
                      SHARES                           VALUE
---------------------------------------------------   --------

                          COMMON STOCKS--ASIA--2.3%

                                    AUSTRALIA--0.7%
   485      Hoyt's Cinemas Group (Cinemas).........   $    853
                                                      --------

                                    HONG KONG--0.5%
   500      Li & Fung Limited (Investment holding
              company).............................        700
                                                      --------

                                  NEW ZEALAND--0.4%
   200      Warehouse Group Limited (Retail).......        534
                                                      --------

                                    SINGAPORE--0.7%
   350      Avimo Group Limited (Precision
              optics)..............................        441
    20      *Creative Technology (Computer
              multimedia)..........................        407
                                                      --------
                                                           848
                                                      --------

                 COMMON STOCKS--EMERGING ASIA--2.8%

                                        CHINA--2.1%
   600      *First Tractor Co - H (Agricultural
              equipment manufacturer)..............        362
 1,130      Founder (Hong Kong) Ltd (Publishing
              software)............................        700
   400      GuangDong Kelon Elec - H
              (Refrigerators)......................        410
   500      Guangnan Holdings Ltd (Foodstuffs).....        410
   400      Shenzhen Fangda - B (Building
              materials)...........................        459
   100      Shanghai Industrial Holdings (Consumer
              non-durables)........................        372
                                                      --------
                                                         2,713
                                                      --------

                                        INDIA--0.5%
    40      Carrier Aircon Ltd (Air
              conditioners)........................        221
    25      *MTNL - GDR (Telecommunication
              services)............................        386
                                                      --------
                                                           607
                                                      --------

                                    INDONESIA--0.2%
 1,500      PT Dynaplast (Plastic packaging and
              sheets)..............................        123
 1,000      *PT Putra Surya Multidana
              (Financing)..........................         95
                                                      --------
                                                           218
                                                      --------

           COMMON STOCKS--EMERGING EUROPE, MIDEAST,
                                 SOUTH AFRICA--5.4%

                                      HUNGARY--1.2%
     6      Gedeon Richter RT (Pharmaceuticals)....        681
     8      Pannonplast Plastics (PVC
              manufacturing).......................        421
     6      Pick Szeged (Meat processor)...........        478
                                                      --------
                                                         1,580
                                                      --------
                                       ISRAEL--0.3%
    10      Tadiran Ltd - ADR (Telecommunication
              equipment)...........................        354
                                                      --------
                                       POLAND--0.6%
  14.4      Agros Holdings - C (Food)..............        301
    44      Elektrim SA (Telecommunication/wire
              manufacturer)........................        429
                                                      --------
                                                           730
                                                      --------

December 31, 1997                                             Annual Report   13

 ................................................................................
INTERNATIONAL GROWTH FUND
 ................................................................................
PORTFOLIO OF INVESTMENTS, DECEMBER 31, 1997 (all amounts in thousands)

---------------------------------------------------   --------
                      SHARES                           VALUE
---------------------------------------------------   --------
           COMMON STOCKS--EMERGING EUROPE, MIDEAST,
                    SOUTH AFRICA--5.4%--(CONTINUED)
                                       RUSSIA--0.4%
     2      *Gaz Auto Plant (Auto manufacturer)....   $    212
    10      *Vimpel Communications - ADR
              (Telecommunication service)..........        357
                                                      --------
                                                           569
                                                      --------
                                 SOUTH AFRICA--2.9%
   100      *Amalgamated Bank of South Africa
              (Banking)............................        575
    75      Ellerine Holdings Ltd
              (Retail/specialty)...................        484
   200      GENCOR Ltd (Mining)....................        331
    47      Liberty Life Association of Africa
              (Life/health insurance)..............      1,207
   645      MACMED Healthcare Ltd (Medical products
              and equipment).......................        422
   811      Metro Cash & Carry (Food
              wholesale/retail)....................        708
                                                      --------
                                                         3,727
                                                      --------
                 COMMON STOCKS--LATIN AMERICA--5.5%

                                    ARGENTINA--1.2%
    20      Banco de Galicia - ADR (Banking).......        515
    25      Import Export Patagonia - B (Retail)...        450
    17      IRSA - GDR (Real estate)...............        627
                                                      --------
                                                         1,592
                                                      --------
                                       BRAZIL--0.2%
   100      *Latas de Aluminio - ON (Aluminum
              cans)................................        227
                                                      --------
                                        CHILE--0.6%
    17      Laboratorio Chile S.A. - ADR
              (Generic drugs)......................        381
    15      Vina Concha y Toro - ADR (Winery)......        375
                                                      --------
                                                           756
                                                      --------

                                       MEXICO--3.1%
   130      *Acer Computec Latino America (Personal
              computers)...........................        354
    70      Corporacion Indusrial San Luis (Auto
              parts)...............................        568
   400      Grupo Financiero Banorte - B
              (Banking)............................        699
   325      Grupo Elektra S.A.
              (Retail/specialty)...................        568
   175      Soriana S.A. - B (Retail/specialty)....        774
    45      T V Azteca - ADR (Televised media).....      1,015
                                                      --------
                                                         3,978
                                                      --------

---------------------------------------------------   --------
            SHARES OR PRINCIPAL AMOUNT                 VALUE
---------------------------------------------------   --------
          COMMON STOCKS--LATIN AMERICA--(CONTINUED)
PERU--0.4%
   253      Telefonica de Peru
              (Telecommunication)..................   $    564
                                                      --------
TOTAL COMMON STOCKS--88.8% (cost $109,012).........    114,367
                                                      --------

PREFERRED STOCKS

BRAZIL--2.1%
   680      Cia Cervejaria Brahma - PN
              (Beverages)..........................        457
 9,700      Duratex - PN (Wood products
              manufacturer)........................        382
35,600      EMBRAER - PN (Aircraft manufacturer)...        543
 3,617      TELESP - PN (Telecommunication)........        963
17,100      Votorantim Celulose Papel - PN
              (Paper products).....................        329
                                                      --------
                                                         2,674
                                                      --------
GERMANY--1.2%
    12      Mobel Walther AG (Furniture stores)....        377
     2      Wella AG (Health and personal
              products)............................      1,138
                                                      --------
                                                         1,515
                                                      --------
TOTAL PREFERRED STOCKS--3.3% (cost $4,612).........      4,189
                                                      --------

SHORT-TERM INVESTMENTS--5.0%
$6,452      Investors Bank & Trust Company
              Repurchase Agreement, 5.90%, dated
              12/31/97, Collateralized by U.S.
              Government Agency Security with
              market value of $6,776 with 1/2/98
              repurchase date (cost $6,452)........      6,452
                                                      --------
TOTAL INVESTMENTS--97.1% (cost $120,076)...........    125,008
CASH AND OTHER ASSETS, LESS LIABILITIES--2.9%......      3,739
                                                      --------
NET ASSETS--100.0%.................................   $128,747
                                                      ========

---------------
* Non-income producing securities
GDR = Global Depository Receipt
ADR = American Depository Receipt

At December 31, 1997, the Fund's Portfolio of Investments includes the following categories: Finance - 15.3%; Producer Manufacturing - 12.3%; Electronic Technology - 10.0%; Retail Trade - 9.8%; Commercial Services - 9.7% Consumer Non-durable - 8.5%; Consumer Services 7.8%; Durables - 6.2%; Non-energy Minerals -3.9%; Technology - 3.8%; Process Industries - 3.3%; Health Technology - 3.1%; Utilities -1.9%; Energy Minerals - 1.8%; Industrial Services - 1.8%; and Transportation - .8%

                See accompanying Notes to Financial Statements.

 14  William Blair Mutual Funds, Inc.                          December 31, 1997

                    -----------------------------------------------------------
                    INCOME FUND
                    -----------------------------------------------------------

                    -----------------------------------------------------------
                    PERFORMANCE HIGHLIGHTS
                    -----------------------------------------------------------

                    -----------------------------------------------------------
                               1997       1996           1995    1994      1993
                    ---------------  ---------  -------------  ------  --------
Income Fund ........            8.0%       3.1%          14.4%   (0.7)%     7.8%
  Lehman Intermediate
  Govt./Corp.
  Index.............            7.9        4.1           15.3    (1.9)      8.8

                    -----------------------------------------------------------
                    INVESTOR INFORMATION
                    -----------------------------------------------------------
                    -----------------------------------------------------------
                               1997       1996           1995    1994      1993
                    ---------------  ---------  -------------  ------  --------
Ending Net Assets
  (in millions) ....           $160       $150           $147    $144      $204
Portfolio Turnover
  Rate (%)..........             83         66             54      63       114
Expense Ratio (%) ..            .71        .70            .68     .68       .70


                    -----------------------------------------------------------
                    A LETTER FROM THE PORTFOLIO MANAGER
                    -----------------------------------------------------------

                    Dear Shareholders:

   [PHOTO]          The big story in the second half of 1997 was the turmoil in
[Bentley M. Meyer]  the Far East. Starting in Thailand, the implosion of markets and then economies spread quickly across the Pacific Rim. The effects are now just starting to be felt in the US. Many pundits are looking for economic growth in this country to slow fairly significantly as a result, but that forecast may be a little too severe. In
                    1996, US exports to all of the emerging countries in Asia accounted for just 20% of our total. Exports to Canada, Mexico and Europe account for a much larger share. Since the economies in these areas are expected to continue to expand, the decline in total US exports should not be too dramatic. Overall, the economy should slow down and this will provide more good news to an already bright inflation picture.

                    Turmoil in international markets normally causes a flight to high quality investments such as US Treasury notes and bonds. This time, the same pattern was followed. The bond market ended the year on a very strong note and the result was a very strong year in virtually all parts of the market. The Income Fund participated to a large extent in the rally and the 8.03% return was the highest since 1995. The return exceeded the 7.86% return of the Lehman Intermediate Government / Corporate Index and was well ahead of the 6.30% return of the Lipper Short Term Mutual Fund Index.

                    Looking forward, the Income Fund is currently positioned with a little more cash and thus a little more "defensive" bias. This is simply a reflection of the big rally that has occurred, particularly over the last month. Some corporate bonds were purchased more recently, marking the first time in several years that this sector weighting has increased. Some value finally returned here and about 5% of the total portfolio was shifted from US Treasuries to some high quality corporate obligations. Finally, the monthly dividend of $.0525 per share was maintained throughout the second half of 1997. That rate will be continued through the first quarter of 1998 but if yields continue to decline, the payment rate may have to be reduced slightly so that the Fund is not paying out more than it is earning on a current basis.


                    /s/ Bentley M. Myer
                    ---------------------
                    Bentley M. Myer



December 31, 1997                                             Annual Report  15

                    -----------------------------------------------------------
                    INCOME FUND
                    -----------------------------------------------------------
                    ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 WITH REINVESTMENT OF CAPITAL GAIN DISTRIBUTIONS AND INCOME DIVIDENDS


                    9/90     12/90      6/91     12/91       6/92      12/92
Income Fund      $10,000    10,300    10,800    12,000     12,400     12,800
Lehman Intermed
  Govt./Corp.
  Index          $10,000    10,400    10,900    11,900     12,300     12,800

                    6/93     12/93      6/94     12/94       6/95      12/95
Income Fund      $13,600    13,800    13,600    13,700     14,900     15,700
Lehman Intermed
  Govt./Corp.
  Index          $13,600    13,900    13,500    13,600     15,000     15,700

                    6/96     12/96      6/97     12/97
Income Fund      $15,700    16,200    16,700    17,500
Lehman Intermed
  Govt./Corp.
  Index          $15,700    16,400    16,800    17,700




16  William Blair Mutual Funds, Inc.                          December 31, 1997

 ................................................................................
INCOME FUND
 ................................................................................
PORTFOLIO OF INVESTMENTS, DECEMBER 31, 1997 (all amounts in thousands)

-----------------------------------------------------  -------
                      PRINCIPAL
                       AMOUNT                           VALUE
-----------------------------------------------------  -------
           U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY
                        GUARANTEED OBLIGATIONS--60.8%

                                 U.S. TREASURY--27.5%
$ 5,875    U.S. Treasury Note, 6.625%, due
            3/31/02..................................  $ 6,064
 10,322    U.S. Treasury Note, 5.750%, due
            8/15/03..................................   10,327
  9,500    U.S. Treasury Note, 7.250%, due
            5/15/04..................................   10,250
  3,000    U.S. Treasury Note, 7.250%, due
            8/15/04..................................    3,243
 12,650    U.S. Treasury Note, 7.875%, due
           11/15/04..................................   14,138
-------                                                -------
 41,347    Total U.S. Treasury Obligations...........   44,022
-------                                                -------
         U.S. GOVERNMENT GUARANTEED OBLIGATIONS--4.1%

             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                       ADJUSTABLE RATE MORTGAGE--2.5%
  3,942    7.000%, due 2/20/22.......................    4,041
-------                                                -------
                  SMALL BUSINESS ADMINISTRATION--1.0%
     --    Receipt for Multiple Originator Fees #3,
             0.795%, due 11/8/08 (Interest Only)
             WAC.....................................    1,201
    331    Loan #100023, 9.375%, due 11/25/14........      351
-------                                                -------
    331    Total Small Business Administration
-------      Obligations.............................
                                                         1,552
                                                       -------

    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION II--0.6%
                                                            13
     12    12.000%, due 2/20/00......................
                                                            24
     21    12.500%, due 2/20/15......................
                                                           512
    456    11.000%, due 3/20/16......................
                                                            15
     13    10.500%, due 6/20/19......................
                                                           412
    366    11.000%, due 8/20/19......................
                                                            63
     56    10.500%, due 8/20/20......................
                                                            68
     61    10.500%, due 9/20/20......................
                                                       -------
-------
    985    Total Government National Mortgage
-------      Association Obligations.................
                                                         1,107
                                                       -------
       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--0.0%
                                                            12
     10    12.500%, due 4/15/14......................
                                                            44
     38    13.000%, due 11/15/14.....................
                                                       -------
-------
     48    Total Government National Mortgage
-------      Association Obligations.................
                                                            56
                                                       -------

             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                                    MOBILE HOME--0.0%
                                                             4
      3    9.750%, due 1/15/99.......................
                                                       -------
-------

-----------------------------------------------------  -------
                      PRINCIPAL
                       AMOUNT                           VALUE
-----------------------------------------------------  -------
          U.S. GOVERNMENT AGENCY GUARANTEED OBLIGATIONS--29.2%

  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)--18.4%
$   517    1991-79, Tranche S, 16.809% FR, due
             7/25/98.................................  $   538
    936    8.543%, due 11/25/07......................      955
    397    11.250%, due 12/15/11.....................      446
    406    12.250%, due 12/15/11.....................      469
     53    13.250%, due 8/1/14.......................       61
    427    12.000%, due 4/25/17......................      497
  1,381    12.000%, due 5/1/17.......................    1,608
  3,561    9.500%, due 5/1/17........................    3,831
  5,000    7.500%, due 9/25/19.......................    5,103
  2,640    1992-200, Tranche SE, 11.500%, due
             11/25/22................................    2,656
  4,957    7.691%, due 3/1/23........................    5,121
    266    1993-19, Tranche SH, 11.2339%, due
             4/25/23.................................      294
  2,931    9.500%, due 2/1/25........................    3,079
  4,693    6.199%, due 11/1/36.......................    4,758
-------                                                -------
 28,165    Total FNMA Mortgage Obligations...........   29,416
-------                                                -------

      FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC)--10.8%
    403    #1475, Tranche SC, 9.457% FR,
             due 2/15/08.............................      399
  5,017    #1544, Tranche TM, 9.3028%,
             due 7/15/08.............................    5,199
  1,221    #1561, Tranche SC, 7.785%, due 8/15/08....    1,204
  1,092    #1693, Tranche S +, 5.725%, due 9/15/08...      994
    922    #1600, Tranche SE, 8.4500%,
             due 10/15/08............................      952
  1,014    #1662, Tranche T, 7.2570%, due 1/15/09....    1,017
  1,320    #1500, Tranche SJ, 6.082%, due 12/15/22...    1,291
    603    #1492, Tranche SE, 10.133%,
             due 3/15/23.............................      600
  2,017    #1542, Tranche S, 14.346%, due 7/15/23....    2,065
  3,472    #G42, Tranche M, 8.00%, due 1/17/24.......    3,472
-------                                                -------
 17,081    Total FHLMC Mortgage Obligations..........   17,193
-------                                                -------
 91,902    Total U.S. Government and U.S. Government
-------      Agency Guaranteed Obligations...........
                                                        97,391
                                                       -------

December 31, 1997                                             Annual Report   17

 ................................................................................
INCOME FUND
 ................................................................................
PORTFOLIO OF INVESTMENTS, DECEMBER 31, 1997 (all amounts in thousands)

--------------------------------------   -----------    --------
              PRINCIPAL                  S&P RATING
                AMOUNT                   (UNAUDITED)     VALUE
--------------------------------------   -----------    --------
          COLLATERALIZED MORTGAGE OBLIGATIONS--19.1%
$  1,036    Polk Co. HFA, 1991-1,
              Tranche A-2, 9.550%, due
              1/15/11.................       AAA        $  1,082
  13,479    Morgan Keegan Funding I,
              L.P., 8.000%, due
              4/25/11.................       AA-          13,819
     149    Residential Finance Corp.,
              1991-11, Tranche A-2,
              10.000%, due 4/01/21....        AA             150
     724    Residential Trust Corp,
              1992-2, Tranche A,
              7.943%, due 8/25/21.....        AA             737
     171    Resolution Trust Corp.,
              1991-3, Tranche A-2,
              10.372%, due 8/25/21....       AAA             178
   3,298    Bear, Stearns Mortgage
              Security Co., 1992-3B1,
              7.577%, due 5/25/23.....        AA           3,421
     666    Resolution Trust Corp.,
              1992-5, Tranche 5-C,
              8.621%, due 1/25/26.....        AA             687
   5,500    Headlands Mortgage Corp.,
              1997-1 AI7, 7.25%, due
              3/25/27.................       AAA           5,545
   5,000    Residential Asset
--------      Securities, 7.125%, due
              7/25/27.................
                                             AAA           5,000
                                                        --------
  30,023    Total Collateralized
--------      Mortgage Obligations....
                                                          30,619
                                                        --------
          CORPORATE OBLIGATIONS--10.0%
   1,250    Sears, Roebuck Corp.
              Medium Term Note, 9.75%,                     1,344
              due 3/21/00.............        A-
   1,500    Household Finance Corp.
              Medium Term Note,                            1,671
              10.38%, due 12/15/00....         A
   4,044    Society National Bank
              Subordinated Note,                           4,230
              7.25%, due 6/1/05.......        A-

--------------------------------------   -----------    --------
              PRINCIPAL                  S&P RATING
                AMOUNT                   (UNAUDITED)     VALUE
--------------------------------------   -----------    --------
                  CORPORATE OBLIGATIONS--(CONTINUED)
$  3,000    Merrill Lynch & Company,
              Inc. Note, 7.00%, due
              1/15/07.................       AA-        $  3,113
   2,500    Amgen, Inc., Note, 6.50%,
              due 12/1/07.............         A           2,511
   3,000    Mattell, Inc. Medium Term
--------      Note, 7.14%, due
              3/11/08.................
                                              A-           3,132
                                                        --------
  15,294    Total Corporate                               16,001
              Obligations.............
                                                        --------
--------
 137,219    TOTAL LONG TERM
--------      INVESTMENTS--89.9%
              (Cost $142,503).........
                                                         144,011
                                                        --------
SHORT-TERM INVESTMENTS--8.8%
   1,085    Associates Corp. of North
              America Demand Note,                         1,085
              5.497%, due 1/1/98......      A-1+
   2,500    Chrysler Financial
              Corporation, 5.73%, due                      2,500
              3/11/98.................       A-1
   2,731    General Motors Acceptance
              Corp., 5.63%-5.8432%,                        2,731
              due 1/16/98-3/17/98.....       A-1
   3,500    Merrill Lynch & Company,
              Inc., 5.530%, due                            3,500
              1/6/98..................      A-1+
   1,872    Prudential Funding
              Corporation 5.74%-6.11%,                     1,872
              due 1/12/98-1/26/98.....       A-1
   2,418    Sears Roebuck Acceptance
--------      Corporation, 5.666%, due
              1/13/98.................
                                            A-1+           2,418
                                                        --------
  14,106    Total Short-term
--------      Investments
              (Cost $14,106)..........
                                                          14,106
                                                        --------
$151,325    TOTAL INVESTMENTS--98.7%
========      (cost $156,609).........
                                                         158,117
            CASH AND OTHER ASSETS,
              LESS
              LIABILITIES--1.3%.......                     1,938
                                                        --------
                                                        $160,055
            NET ASSETS--100.0%........
                                                        ========

---------------
WAC = Weighted Average Coupon

FR = Floating Rate

                See accompanying Notes to Financial Statements.

 18  William Blair Mutual Funds, Inc.                          December 31, 1997

                    -----------------------------------------------------------
                    READY RESERVES FUND
                    -----------------------------------------------------------

                    -----------------------------------------------------------
                    PERFORMANCE HIGHLIGHTS
                    -----------------------------------------------------------

                    -----------------------------------------------------------
                            1997        1996        1995       1994        1993
                    ------------  ----------  ----------  ---------  ----------
Ready Reserves Fund.         5.0%        4.8%        5.5%       3.7%        2.6%
  S&P-rated AAA Money
     Market Funds...         5.0         4.8         5.4        3.6         2.0

                    -----------------------------------------------------------
                    INVESTOR INFORMATION
                    -----------------------------------------------------------
                    -----------------------------------------------------------
                            1997        1996        1995       1994        1993
                    ------------  ----------  ----------  ---------  ----------
Ending Net Assets
  (in millions).....        $905        $761        $704       $521        $477
Expense Ratio (%)...         .70         .71         .72        .71         .71

                    -----------------------------------------------------------
                    A LETTER FROM THE PORTFOLIO MANAGER
                    -----------------------------------------------------------

                    Dear Shareholders:

    [PHOTO]         Short-term interest rates were raised by the Federal
 [Bentley M. Myer]  Reserve Board in the early part of the past year, but despite some heavy speculation in the ensuing months, no further changes in Fed policy followed. The Federal Funds rate target is still 5.50%, but the problems in Asia certainly raise the possibility that this target rate could be reduced. In fact, Alan Greenspan, Chairman of the Fed, raised that possibility more recently in a speech he made in Chicago. The decline might become reality if the effects from the problems in Asia filter through the economy more than they already have, but for now, that does not seem likely.

                    The Ready Reserves Fund had a good year with a return of 5.04%, which exceeded the 4.96% return of the S & P-rated AAA average. The current average maturity of 43 days is close to the midpoint of our normal range of 30 to 60 days. Real or inflation adjusted short-term rates are attractive, but not enough so that we want to more aggressively lengthen our maturities. Assets continued to grow during the year. Starting from a base of approximately $761 million, assets grew over 19% to $905 million by year-end. The most recent increase probably reflects a flight to safety, given the problems in equity markets around the world.

                    /s/ Bentley M. Myer
                    -----------------------
                    Bentley M. Myer


December 31, 1997                                             Annual Report  19

 ................................................................................
READY RESERVES FUND
 ................................................................................
PORTFOLIO OF INVESTMENTS, DECEMBER 31, 1997 (all amounts in thousands)

-------------------------------------------------    ---------
PRINCIPAL                                            AMORTIZED
 AMOUNT                                                COST
-------------------------------------------------    ---------
          U.S. GOVERNMENT AGENCY GUARANTEED--5.1%
$  2,100     Agency for International
               Development, VRN--Peru, 5.716%,
               2/1/98............................    $  2,100
  14,270     Federal Home Loan Bank
               5.75%, 11/12/98...................      14,270
   5,192     Federal Home Loan Mortgage Corp.,
               VRN, 7.00%-7.75%,
               2/1/98-10/15/98...................       5,228
  10,000     Federal National Mortgage
               Association, VRN, 5.503%,
               1/5/98............................       9,994
  15,000     Student Loan Marketing Association,
--------       VRN, 5.664%, 1/6/98...............
                                                       14,999
                                                     --------
                                                       46,591
  46,562
                                                     --------
--------
             DEMAND NOTE--0.1%
     682     Associates Corporation of North
--------       America, VRN, 5.50%, 1/2/98.......
                                                          682
                                                     --------

             COMMERCIAL PAPER--95.8%
             INSURANCE--20.8%
   8,274     A. I. Credit Corporation                   8,257
               5.51%-5.59%, 1/14/98-1/16/98......
  25,650     American General Corporation              25,442
               5.50%-5.720%, 1/23/98-3/17/98.....
  14,439     American General Finance Corporation      14,415
               5.54%-5.70%, 1/8/98-1/26/98.......
  44,667     Aon Corporation
               5.50%-5.77%,                            44,401
               1/6/98-3/10/98....................
  10,801     General Re Corporation                    10,664
               5.72%-5.77%, 2/20/98-4/30/98......
  45,573     Met Life Funding, Inc.                    45,277
               5.57%-5.75%, 1/7/98-3/19/98.......
   7,000     Prudential Funding Corporation             6,940
               5.71%, 2/24/98....................
  32,586     USAA Capital Corporation
--------       5.54%-5.70%, 1/30/98-2/26/98......
                                                       32,365
                                                     --------
                                                      187,761
 188,990
                                                     --------
             FINANCE--16.7%
  43,421     Associates Corporation of North
               America                                 43,184
               5.50%-5.75%, 1/12/98-3/20/98......
  19,000     Associates First Capital Corporation      18,853
               5.59%-5.68%, 2/9/98-2/27/98.......
  13,749     AVCO Financial Services, Inc.             13,656
               5.56%-5.68%, 2/3/98-2/17/98.......
  12,500     Block Financial Corporation               12,462
               5.57%, 1/20/98-1/22/98............
  22,958     CIT Group Holdings                        22,843
               5.54%-5.60%, 1/2/98-2/23/98.......
   4,000     Household Finance Corp., 5.55%,            3,993
               1/13/98...........................
  36,120     Norwest Financial, Inc.
--------       5.54%-5.72%, 1/6/98-3/3/98........
                                                       35,886
                                                     --------
                                                      150,877
 151,748
                                                     --------
--------

-------------------------------------------------    ---------
PRINCIPAL                                            AMORTIZED
 AMOUNT                                                COST
-------------------------------------------------    ---------
             MANUFACTURING--14.3%
$  5,800     Chrysler Finance Corporation
               5.70%, 3/25/98....................    $  5,724
  21,004     Ford Motor Credit Company of Puerto
               Rico, Inc., 5.51%-5.68%,
               1/7/98-2/2/98.....................      20,945
   2,149     Ford Motor Credit Company
               5.70%, 2/24/98....................       2,131
   6,600     General Electric Capital Corporation
               5.54%-5.73%, 2/25/98-3/24/98......       6,547
  39,400     General Electric Capital Services of
               Puerto Rico, Inc.
               5.52%-5.69%, 1/15/98-2/20/98......      39,183
  45,054     General Electric Company
               5.50%-5.71%, 1/16/98-3/13/98......      44,813
  10,000     Paccar Financial Corporation
--------       5.52%-5.56%, 2/10/98-3/19/98......
                                                        9,910
                                                     --------
                                                      129,253
 130,007
                                                     --------
--------
             BROKERAGE--11.6%
  36,613     Goldman, Sachs & Company                  36,402
               5.72%-5.93%, 1/7/98-2/13/98.......
  35,525     Merrill Lynch & Company, Inc.             35,306
               5.60%-5.75%, 1/26/98-2/26/98......
  33,431     Morgan Stanley Group, Inc.
--------       5.60%-5.77%, 1/14/98-3/4/98.......
                                                       33.202
                                                     --------
                                                      104,910
 105,569
                                                     --------
--------
             DRUGS/HEALTH--6.3%
  40,460     Glaxo Wellcome plc                        40,278
               5.53%-5.70%, 1/5/98-3/2/98........
   2,850     Schering-Plough Corporation                2,845
               5.48%, 1/3/98.....................
  13,905     Warner Lambert Company
--------       5.50%, 1/20/98-1/26/98............
                                                       13,854
                                                     --------
                                                       56,977
  57,215
                                                     --------
--------
             UTILITIES--ENERGY & GAS--5.0%
  45,600     National Rural Utilities Cooperative
--------       Finance Corporation
               5.52%-5.70%, 2/2/98-3/23/98.......
                                                       45,260
                                                     --------
             ENERGY--4.9%
  45,173     Chevron U.K. Investment plc
--------       5.48%-5.68%, 7/17/98-8/26/98......
                                                       44,877
                                                     --------
             MEDIA/ENTERTAINMENT--4.1%
  34,980     Dun & Bradstreet Corporation              34,708
               5.57%-5.75%, 1/16/98-3/24/98......
   2,000     McGraw-Hill Companies, Inc.
--------       5.76%, 2/24/98....................
                                                        1,983
                                                     --------
                                                       36,691
  36,980
                                                     --------
--------

 20  William Blair Mutual Funds, Inc.                          December 31, 1997

 ................................................................................
READY RESERVES FUND
 ................................................................................
PORTFOLIO OF INVESTMENTS, DECEMBER 31, 1997 (all amounts in thousands)

-------------------------------------------------    ---------
PRINCIPAL                                            AMORTIZED
 AMOUNT                                                COST
-------------------------------------------------    ---------
                       COMMERCIAL PAPER--(CONTINUED)
             CHEMICAL/FOREST--3.1%

$ 16,550     DuPont (E.I.) De Nemours & Co.
               5.50%-5.67%, 1/12/98-2/5/98.......    $ 16,477
   6,088     Kimberly Clark Corporation
               5.65%, 1/22/98-1/23/98............       6,067
   6,000     Monsanto Co., 5.52%, 3/2/98.........
--------                                                5,945
                                                     --------
                                                       28,489
  28,638
                                                     --------
--------
             UTILITIES--TELEPHONE--2.5%

  12,200     Ameritech Capital Funding
               Corporation                             12,158
               5.55%-5.58%, 1/23/98..............
                                                        2,239
   2,260     AT&T Corporation, 5.75%, 2/27/98....
   8,579     Bell South Capital Funding
--------       Corporation
               5.70%-5.71%, 2/25/98-2/26/98......
                                                        8,504
                                                     --------
                                                       22,901
  23,039
                                                     --------
--------
             FOOD/BEVERAGE/TOBACCO--1.7%

   3,875     Campbell Soup Company, 5.52%,              3,870
               1/9/98............................
  12,000     Coca-Cola Company, 5.60%, 2/6/98....
--------                                               11,933
                                                     --------
                                                       15,803
  15,875
                                                     --------
--------
             ELECTRONIC/TECHNOLOGY--1.7%

   8,071     IBM Credit Corporation                     8,053
               5.54%-5.68%, 1/14/98-1/21/98......
   6,984     Xerox Overseas Holdings, 5.60%,
--------       1/12/98...........................
                                                        6,972
                                                     --------
                                                       15,025
  15,055
                                                     --------
--------

-------------------------------------------------    ---------
PRINCIPAL                                            AMORTIZED
 AMOUNT                                                COST
-------------------------------------------------    ---------
                       COMMERCIAL PAPER--(CONTINUED)
             MERCHANDISING--1.1%

$  9,900     Winn Dixie Stores Inc.
--------       5.55%-5.60%, 1/13/98-1/20/98......
                                                     $  9,873
                                                     --------
             BANKING--1.0%

   8,998     Morgan (J.P.) & Company, Inc.
--------       5.57%, 1/30/98....................
                                                        8,958
                                                     --------
             OTHER CONSUMER--1.0%

   8,712     Procter & Gamble Company
--------       5.48%-5.55%, 1/7/98-2/19/98.......
                                                        8,663
                                                     --------
                                                      866,318
$918,743     TOTAL COMMERCIAL PAPER..............
                                                     --------
========
             TOTAL INVESTMENTS--101.0%
             (cost $913,591).....................     913,591
             LIABILITIES, LESS CASH AND OTHER
             NET ASSETS--(1.0%)..................      (9,022)
                                                     --------
                                                     $904,569
             NET ASSETS--100.0%..................
                                                     ========
             PORTFOLIO WEIGHTED AVERAGE
             MATURITY............................     43 Days

---------------
VRN = Variable Rate Note

                See accompanying Notes to Financial Statements.

December 31, 1997                                             Annual Report   21

 ................................................................................
STATEMENTS OF ASSETS AND LIABILITIES
 ................................................................................
DECEMBER 31, 1997 (all amounts in thousands)

                                    ----------------------------------------------------------
                                                   VALUE   INTERNATIONAL                  READY
                                     GROWTH    DISCOVERY          GROWTH     INCOME    RESERVES
                                       FUND         FUND            FUND       FUND        FUND
                                    --------   ---------   -------------   --------   --------
ASSETS

Investments, at market (cost
  $381,436; $23,213; $120,076;
  $156,609; and $913,591,
  respectively)...................  $590,126     $28,387        $125,008   $158,117   $913,591
Cash..............................        --       1,984           6,818         99         32
Receivable for:
  Fund shares sold................     1,355         587             528        362      5,434
  Investments sold................        --          --              --         25         --
  Interest and dividends..........       476          28              70      1,661        461
  Foreign withholding tax.........        --          --              60         --         --
Deferred organization costs.......        --          36                         --         --
Other assets......................        26          --              --         --          1
                                    --------   ---------   -------------   --------   --------
      Total assets................   591,983      31,022         132,484    160,264    919,519

LIABILITIES

Payable for:
  Fund shares redeemed............       115          13             728         75     14,172
  Investments purchased...........        --         311           2,756         --         --
  Dividends.......................        40          --              26         --         91
  Investment advisory fees and
    organization costs (Notes 1
    and 2)........................       365         221             123         81        449
  Net unrealized depreciation on
    foreign currency forward
    contracts.....................        --          --              17         --         --
Other.............................       110         123              87         53        238
                                    --------   ---------   -------------   --------   --------
      Total liabilities...........       630         668           3,737        209     14,950
                                    --------   ---------   -------------   --------   --------
         Net Assets...............  $591,353     $30,354        $128,747   $160,055   $904,569
                                    ========   =========   =============   ========   ========

CAPITAL

Capital stock ($0.001 par value
  38,513; 2,340; 9,798; 15,376;
  and 904,674 shares issued and
  outstanding, respectively)......  $     38     $     2        $     11   $     15    $   905
Paid-in-surplus...................   382,569      25,159         124,588    163,477    903,768
Net unrealized appreciation/
  (depreciation) on investments
  and foreign currency
  transactions (net of $1,049 PFIC
  unrealized gain distribution for
  International Growth Fund
  only)...........................   208,690       5,174           3,861      1,508         --
Accumulated undistributed net
  realized gain (loss) on
  investments and foreign currency
  transactions....................        56           1              35     (5,061)      (108)
Undistributed net investment
  income..........................        --          18             252        116          4
                                    --------   ---------   -------------   --------   --------
         Net Assets...............  $591,353     $30,354        $128,747   $160,055   $904,569
                                    ========   =========   =============   ========   ========
Net asset value per share.........  $  15.35     $ 12.97        $  13.14   $  10.41   $   1.00
                                    ========   =========   =============   ========   ========

                See accompanying Notes to Financial Statements.

 22  William Blair Mutual Funds, Inc.                          December 31, 1997

 ................................................................................
STATEMENTS OF OPERATIONS
 ................................................................................
DECEMBER 31, 1997 (all amounts in thousands)

                                                ---------------------------------------------------------------------------------
                                                                     VALUE        INTERNATIONAL                             READY
                                                 GROWTH          DISCOVERY               GROWTH           INCOME         RESERVES
                                                   FUND               FUND                 FUND             FUND             FUND
                                                --------         ---------         -------------         -------         --------
INVESTMENT INCOME
  Interest....................................  $  1,580             $ 204                $  410         $10,788          $49,283
  Dividends...................................     2,132               170                 1,534              --               --
  Less foreign tax withheld...................        (8)               --                  (174)             --               --
                                                --------         ---------         -------------         -------         --------
                                                   3,704               374                 1,770          10,788           49,283
EXPENSES
  Investment advisory fees....................     4,093               242                 1,351             919            5,237
  Custodian fees..............................       124                 8                   241              37              197
  Transfer agent fees.........................       117                12                    18              22              326
  Professional fees...........................        64                54                    64              50               68
  Registration fees...........................        37                22                    29              20              116
  Organization costs..........................        --                 6                    10              --               --
  Miscellaneous...............................       161                26                    45              33              188
                                                --------         ---------         -------------         -------         --------
    Total expenses before waiver..............     4,596               370                 1,758           1,081            6,132
      Less expenses waived and absorbed by
         Company..............................        --               (57)                   --              --               --
                                                --------         ---------         -------------         -------         --------
    Net investment income (loss)..............      (892)               61                    12           9,707           43,151

Net realized and unrealized gain (loss) on
  investments, futures, foreign currency
  transactions and other assets and
  liabilities
    Net realized gain (loss) on investments...    29,286               909                15,719           1,058               (1)
    Net realized loss on futures..............        --              (162)                   --              --               --
    Net realized gain on foreign currency
      transactions and other assets and
      liabilities.............................        --                --                   528              --               --
                                                --------         ---------         -------------         -------         --------
    Total net realized gain (loss)............    29,286               747                16,247           1,058               (1)

Change in net unrealized appreciation/
  (depreciation) on investments, and other
  assets and liabilities......................    70,793             5,174                (8,255)            973               --
                                                --------         ---------         -------------         -------         --------
    Net realized and unrealized gain (loss) on
      investments, futures, foreign currency
      and other assets and liabilities........   100,079             5,921                 7,992           2,031               (1)
                                                --------         ---------         -------------         -------         --------
Net increase in net assets resulting from
  operations..................................  $ 99,187            $5,982               $ 8,004         $11,738          $43,150
                                                ========         =========         =============         =======         ========

                See accompanying Notes to Financial Statements.

December 31, 1997                                             Annual Report   23

 ................................................................................
STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (all amounts in thousands)

                                    ------------------------------------------------------------------------------------
                                                                       VALUE       INTERNATIONAL
                                                  GROWTH           DISCOVERY              GROWTH                  INCOME
                                                    FUND                FUND                FUND                    FUND
                                    --------------------   -----------------   -------------------   -------------------
                                      1997        1996      1997     1996(A)     1997       1996       1997       1996
                                      ----        ----      ----     -------     ----       ----       ----       ----
OPERATIONS
 Net investment income (loss).....  $    (892)  $   (336)  $    61        --   $     12   $    197   $  9,707   $  9,106
  Net realized gain (loss) on
    investments, futures, foreign
    currency transactions and
    other assets and
    liabilities...................     29,286     27,804       747        --     16,247      3,539      1,058     (2,156)
  Change in net unrealized
    appreciation/depreciation on
    investments and other assets
    and liabilities...............     70,793     43,376     5,174        --     (8,255)     6,539        973     (2,404)
                                    ---------   --------   -------    ------   --------   --------   --------   --------
  Net increase (decrease) in net
    assets resulting from
    operations....................     99,187     70,844     5,982        --      8,004     10,275     11,738      4,546
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income............         --       (333)      (43)       --       (664)(b)   (491)(b) (9,704)    (8,980)
  Net realized gain...............    (29,286)   (19,503)     (746)       --    (15,931)    (3,125)        --         --
                                    ---------   --------   -------    ------   --------   --------   --------   --------
                                      (29,286)   (19,836)     (789)       --    (16,595)    (3,616)    (9,704)    (8,980)
CAPITAL STOCK TRANSACTIONS
 Shares sold......................    118,126    165,769    23,070     2,175     45,557     29,640     21,930     28,857
  Shares issued in reinvestment of
    income dividends and capital
    gain distributions............     26,500     18,035       752        --     15,576      3,461      6,970      6,494
  Less shares redeemed............   (124,958)   (96,064)     (836)       --    (28,943)   (24,374)   (20,885)   (28,281)
                                    ---------   --------   -------    ------   --------   --------   --------   --------
Change from capital stock
  transactions....................     19,668     87,740    22,986     2,175     32,190      8,727      8,015      7,070
                                    ---------   --------   -------    ------   --------   --------   --------   --------
  Change in net assets............     89,569    138,748    28,179     2,175     23,599     15,386     10,049      2,636
Net assets
  Beginning of year...............    501,784    363,036     2,175        --    105,148     89,762    150,006    147,370
                                    ---------   --------   -------    ------   --------   --------   --------   --------
  End of year.....................  $ 591,353   $501,784   $30,354    $2,175   $128,747   $105,148   $160,055   $150,006
                                    =========   ========   =======    ======   ========   ========   ========   ========
Undistributed net investment
  income at the end of the year...  $      --   $     --   $    18        --   $    252   $     --   $    116   $    113
                                    =========   ========   =======    ======   ========   ========   ========   ========
CAPITAL STOCK TRANSACTIONS
 Shares sold......................      8,330     12,563     2,133       218      2,935      2,196      2,123      2,771
  Shares issued in reinvestment of
    income dividends and capital
    gain distributions............      1,803      1,351        60        --      1,211        253        676        630
  Less shares redeemed............     (8,829)    (7,220)      (71)       --     (1,888)    (1,751)    (2,025)    (2,735)
                                    ---------   --------   -------    ------   --------   --------   --------   --------
Change from capital stock
  transactions....................      1,304      6,694     2,122       218      2,258        698        774        666
                                    =========   ========   =======    ======   ========   ========   ========   ========

                                    -------------------------
                                                        READY
                                                     RESERVES
                                                         FUND
                                    -------------------------
                                       1997          1996
                                       ----          ----
OPERATIONS
 Net investment income (loss).....  $    43,151   $    34,173
  Net realized gain (loss) on
    investments, futures, foreign
    currency transactions and
    other assets and
    liabilities...................           (1)         (107)
  Change in net unrealized
    appreciation/depreciation on
    investments and other assets
    and liabilities...............           --            --
                                    -----------   -----------
  Net increase (decrease) in net
    assets resulting from
    operations....................       43,150        34,066
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income............      (43,150)      (34,170)
  Net realized gain...............           --            --
                                    -----------   -----------
                                        (43,150)      (34,170)
CAPITAL STOCK TRANSACTIONS
 Shares sold......................    3,202,303     2,994,231
  Shares issued in reinvestment of
    income dividends and capital
    gain distributions............       42,208        33,371
  Less shares redeemed............   (3,100,750)   (2,970,683)
                                    -----------   -----------
Change from capital stock
  transactions....................      143,761        56,919
                                    -----------   -----------
  Change in net assets............      143,761        56,815
Net assets
  Beginning of year...............      760,808       703,993
                                    -----------   -----------
  End of year.....................  $   904,569   $   760,808
                                    ===========   ===========
Undistributed net investment
  income at the end of the year...  $         4   $         3
                                    ===========   ===========
CAPITAL STOCK TRANSACTIONS
 Shares sold......................    3,202,303     2,994,231
  Shares issued in reinvestment of
    income dividends and capital
    gain distributions............       42,208        33,371
  Less shares redeemed............   (3,100,750)   (2,970,683)
                                    -----------   -----------
Change from capital stock
  transactions....................      143,761        56,919
                                    ===========   ===========

(a) For the period from December 23, 1996 (Commencement of Operations) to December 31, 1996.

(b) Includes $664 and $160 relating to PFIC transactions which are treated as ordinary income for Federal income tax purposes in 1997 and 1996, respectively.

                See accompanying Notes to Financial Statements.

 24  William Blair Mutual Funds, Inc.                          December 31, 1997

 ................................................................................
NOTES TO FINANCIAL STATEMENTS
 ................................................................................

(1) SIGNIFICANT ACCOUNTING POLICIES

(a) Description of the Fund

William Blair Mutual Funds, Inc. (the "Fund") is a no-load, open-end diversified mutual fund currently consisting of five portfolios, each with its own investment objective and policies.

The Growth Fund is a portfolio whose principal objective is to provide long-term appreciation of capital by investing in well-managed companies in growing industries.

The Value Discovery Fund is a portfolio whose principal objective is to seek long-term capital appreciation by investing with a value discipline primarily in the securities of small companies.

The International Growth Fund is a portfolio which invests primarily in common stocks issued by companies domiciled outside the United States and securities convertible into, exchangeable for, or having the right to buy such common stocks. The investment objective of the portfolio is long-term capital appreciation through investment in well-managed, quality, growth companies.

The Income Fund is a portfolio designed to provide investors with as high a level of current income as is consistent with preservation of capital.

The Ready Reserves Fund is a money market portfolio designed for investors who are looking for professional management of their reserve assets. The Ready Reserves Fund portfolio seeks to obtain maximum current income consistent with preservation of capital and invests exclusively in high quality money market instruments.

(b) Investment Securities

Equity securities traded on a national securities exchange or market are valued at the last sale price or, in the absence of a sale on the date of valuation, at the latest bid price. Long-term fixed-income securities are valued based on market quotations or independent services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. The value of a foreign security is determined based upon its sale price on the foreign exchange or market on which it is primarily traded as of the close of the appropriate exchange or market or, if there have been no sales on the date of valuation, at the latest bid price. Other securities are valued at fair value as determined in good faith by the Board of Directors. Short-term securities in all Funds except Ready Reserves Fund are valued at cost which approximates market value. Securities in Ready Reserves Fund are valued on the amortized cost method. Under this method, any premium or discount, as of the date an investment security is acquired, is amortized on a straight-line basis to maturity.

Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available. Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on an identified cost basis.

Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity. Variable rate bonds and floating rate notes earn interest at a coupon rate which fluctuates at specific time intervals. The interest rates shown in the Income Fund and Ready Reserves Fund Portfolios of Investments are the rates in effect at December 31, 1997.

(c) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. Each Fund determines net asset value per share by dividing the value of its assets, less liabilities, by the number of shares outstanding as of the earlier of 3:00 p.m. or the daily close of business of the New York Stock Exchange for Growth Fund, Value Discovery Fund and International Growth Fund or on each day when New York banks are open for business (except Good Friday) for Income Fund and Ready Reserves Fund. Dividends from net investment income of the Growth Fund, Value Discovery Fund and International Growth Fund are declared at least annually. Dividends from the Income Fund and Ready Reserves Fund are declared monthly and daily, respectively. Capital gain distributions, if any, are declared annually in December. Dividends payable to shareholders are recorded on the ex-dividend date. Dividends are determined in accordance with Federal income tax principles which may treat certain transactions differently from generally accepted accounting principles.

(d) Repurchase Agreements

The Fund may enter into repurchase agreements with its custodian, whereby the Fund acquires ownership of a debt security and the custodian agrees, at the time of the sale, to repurchase the debt security from the Fund at a mutually agreed upon time and price. The Fund's policy is to take possession of securities under repurchase agreements. The Fund minimizes credit risk by (i) monitoring credit exposure of the custodian and (ii) monitoring collateral value on a daily basis.

December 31, 1997                                             Annual Report   25

(e) Foreign Currency Translation and Forward Foreign Currency Contracts

All assets and liabilities of the International Growth Fund denominated in foreign currencies are translated into US dollar amounts at the current exchange rate at the date of valuation. The International Growth Fund may enter into forward foreign currency contracts as a means of managing the risks associated with changes in exchange rates for the purchase or sale of a specific amount of a particular foreign currency. Additionally, from time to time, the Fund may enter into contracts to hedge the value, in US dollars, of securities it currently owns. Forward foreign currency contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the date of valuation. Gains and losses from foreign currency transactions associated with purchases and sales of investments are included with the net realized or unrealized gain or loss on investments.

(f) Income Taxes

Each Fund intends to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since the Funds intend to distribute their taxable income to their shareholders and be relieved of all Federal income taxes. At December 31, 1997, the Income Fund and the Ready Reserves Fund have capital loss carryforwards of $5,048,000 and $109,000, respectively. These loss carryforwards, which expire in 2005, can be used to offset net capital gains.

The International Growth Fund has elected to mark-to-market its investment in Passive Foreign Investment Companies ("PFIC's") for Federal income tax purposes. In accordance with this election, the Fund recognized unrealized appreciation of $916,000 and $133,000 in 1997 and 1996, respectively. In addition, the Fund recorded net realized losses of $400,000 on sales of PFIC's during 1997, of which $309,000 had been recognized as income in prior years. Dividends to shareholders from net investment income included $664,000 and $160,000 relating to PFIC's during 1997 and 1996, which are treated as ordinary income from Federal income tax purposes.

(g) Organization Costs

The initial organization costs of the Value Discovery Fund and the International Growth Fund have been paid by William Blair & Company L.L.C. (the "Company"). The Funds will reimburse the Company for the amount of such expenses not exceeding $50,000. The deferred organization costs are being amortized on the straight-line method and repaid to the Company over a five year period.

(2) INVESTMENT ADVISORY, TRANSACTIONS WITH AFFILIATES AND DIRECTORS' FEES

The Company provides investment advisory and other administrative and accounting services to the Funds under terms of the Management Agreement. The Funds pay the Company a monthly fee determined as a specified percentage of average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets, are as follows:

Growth Fund                                                    0.75%
Value Discovery Fund                                           1.15%
International Growth Fund                                      1.10% of the first $250 million
                                                               1.00% in excess of $250 million
Income Fund                                                    0.25% of the first $250 million
                                                               0.20% in excess of $250 million
                                                               5.00% of gross income
Ready Reserves Fund                                            0.625% of the first $250 million
                                                               0.600% of the next $250 million
                                                               0.575% of the next $2 billion
                                                               0.550% in excess of $2.5 billion

The Company has voluntarily agreed to waive the Value Discovery Fund's advisory fee and to absorb other operating expenses if total expenses exceed 1.50% of average daily net assets.

The Funds paid fees of $56,000 to non-affiliated directors of the Funds for the year ended December 31, 1997.

 26  William Blair Mutual Funds, Inc.                          December 31, 1997

(3) INVESTMENT TRANSACTIONS

Investment transactions, excluding money market instruments, for the year ended December 31, 1997, were as follows:

                                                                          Value     International
                                                              Growth    Discovery      Growth        Income
                                                               Fund       Fund          Fund          Fund
                                                             --------   ---------   -------------   --------
                                                                       (all amounts in thousands)
Purchases..................................................  $172,255     $32,331        $126,202   $125,277
Proceeds from sales and maturities.........................   208,945      11,522         115,310    113,721
Gross unrealized appreciation/depreciation at December 31,
  1997 was as follows:
  Unrealized appreciation..................................  $222,142     $ 6,103        $ 16,350   $  2,101
  Unrealized depreciation..................................    13,452         929          11,418        593
                                                             --------   ---------   -------------   --------
Net unrealized appreciation................................  $208,690     $ 5,174        $  4,932   $  1,508
                                                             ========   =========   =============   ========

Cost of investments is the same for financial statement and Federal income tax purposes, except for International Growth Fund where the cost was $119,617 at December 31, 1997.

(4) FORWARD FOREIGN CURRENCY CONTRACTS

In order to protect itself against a decline in the value of foreign currency against the U.S. dollar, the International Growth Fund enters into forward foreign currency contracts with its custodian. International Growth Fund bears the market risk that arises from changes in foreign exchange rates and bears the credit risk if the counterparty fails to perform under the contract. The net realized and unrealized gains and losses associated with forward contracts are reflected in the accompanying financial statements. At December 31, 1997, the International Growth Fund had the following forward foreign currency contract outstanding:

                                                                Contract                        Unrealized
                      Foreign Currency                         amount in        Settlement         Loss
                      to be delivered                         U.S. Dollars         Date         at 12/31/97
                      ----------------                        ------------      ----------      -----------
                                                                       (all amounts in thousands)
1,301,750 Japanese Yen......................................    $10,000      January 20, 1998       $17

 ................................................................................
FINANCIAL HIGHLIGHTS
 ................................................................................
GROWTH FUND
 ................................................................................

                                                                            YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                                1997       1996       1995       1994       1993
                                                              --------   --------   --------   --------   --------
Net asset value, beginning of year..........................  $ 13.480   $ 11.900   $  9.600   $  9.730   $  9.390
Income from investment operations:
  Net investment income (loss)..............................     (.023)     (.010)      .034       .027       .035
  Net realized and unrealized gain on investments...........     2.694      2.144      2.750       .581      1.389
                                                              --------   --------   --------   --------   --------
Total from investment operations............................     2.671      2.134      2.784       .608      1.424
Less distributions from:
  Net investment income.....................................        --       .010       .030       .025       .035
  Net realized gain.........................................      .801       .544       .454       .713      1.049
                                                              --------   --------   --------   --------   --------
Total distributions.........................................      .801       .554       .484       .738      1.084
                                                              --------   --------   --------   --------   --------
Net asset value, end of year................................  $ 15.350   $ 13.480   $ 11.900   $  9.600   $  9.730
                                                              ========   ========   ========   ========   ========
Total return (%)............................................     20.07      17.99      29.07       6.45      15.51
Ratios to average daily net assets (%):
  Expenses..................................................       .84        .79        .65        .71        .78
  Net investment income (loss)..............................      (.16)      (.08)       .34        .32        .38
Supplemental data:
  Net assets at end of year (in thousands)..................  $591,353   $501,774   $363,036   $217,560   $150,046
  Portfolio turnover rate (%)...............................        34         43         32         46         55
  Average commission rate...................................  $  .0598   $  .0621

December 31, 1997                                             Annual Report   27

 ................................................................................
VALUE DISCOVERY FUND
 ................................................................................

                                            YEARS ENDED
                                           DECEMBER 31,
                                         -----------------
                                          1997     1996(A)
                                         -------   -------
Net asset value, beginning of period...  $10.000   $10.000
Income from investment operations:
  Net investment income................     .029        --
  Net realized and unrealized gain on
    investments........................    3.305        --
                                         -------   -------
Total from investment operations.......    3.334        --
Less distributions from:
  Net investment income................     .020        --
  Net realized gain....................     .344        --
                                         -------   -------
Total distributions....................     .364        --
                                         -------   -------
Net asset value, end of year...........  $12.970   $10.000
                                         =======   =======
Total return (%).......................    33.46        --
Ratios to average daily net assets (%):
  Expenses(b)..........................     1.50        --
  Net investment income(b).............      .29        --
Supplemental data:
  Net assets at end of year (in
    thousands).........................  $30,354   $     2
  Portfolio turnover rate (%)..........       69        --
  Average commission rate..............  $ .0616        --

---------------

(a) For the period December 23, 1996 (Commencement of Operations) to December 31, 1996.

(b) Without the waiver of expenses in 1997, the expense ratio would have been 1.78% and the net investment income ratio would have been .016%.

 28  William Blair Mutual Funds, Inc.                          December 31, 1997

 ................................................................................
INTERNATIONAL GROWTH FUND
 ................................................................................

                                                                                YEARS ENDED DECEMBER 31,
                                                        -------------------------------------------------------------------------
                                                          1997             1996            1995            1994            1993
                                                        --------         --------         -------         -------         -------
Net asset value, beginning of year....................  $ 13.950         $ 13.120         $12.360         $13.180         $10.130
Income from investment operations:
  Net investment income...............................      .072             .029            .105            .016            .008
  Net realized and unrealized gain (loss) on
    investments,
    foreign currency and other assets and
    liabilities.......................................     1.056            1.299            .785           (.025)          3.401
                                                        --------         --------         -------         -------         -------
Total from investment operations......................     1.128            1.328            .890           (.009)          3.409
Less distributions from:
  Net investment income...............................      .078(a)          .068(a)         .130            .024              --
  Net realized gain...................................     1.860             .430              --            .714            .359
  Tax return of capital...............................        --               --              --            .073(b)           --
                                                        --------         --------         -------         -------         -------
Total distributions...................................     1.938             .498            .130            .811            .359
                                                        --------         --------         -------         -------         -------
Net asset value, end of year..........................  $ 13.140         $ 13.950         $13.120         $12.360         $13.180
                                                        ========         ========         =======         =======         =======
Total return (%)......................................      8.39            10.20            7.22            (.04)          33.65
Ratios to average daily net assets (%):
  Expenses(c).........................................      1.43             1.44            1.48            1.51            1.71
  Net investment income(c)............................       .01              .19             .87             .15             .11
Supplemental data:
  Net assets at end of year (in thousands)............  $128,747         $105,148         $89,762         $70,403         $40,298
  Portfolio turnover rate (%).........................       102               89              77              40              83
  Average commission rate.............................    $.0038           $.0051

---------------

(a) Includes $.078 and $.022 in PFIC transactions which are treated as ordinary income for Federal income tax purposes for 1997 and 1996, respectively.

(b) Includes $431 relating to a tax return of capital.

(c) Without the waiver of expenses in 1993, the expense ratio would have been 2.08% and the net investment loss ratio would have been (.25)%.

December 31, 1997                                             Annual Report   29

 ................................................................................
INCOME FUND
 ................................................................................

                                                                           YEARS ENDED DECEMBER 31,
                                                             ----------------------------------------------------
                                                               1997       1996       1995       1994       1993
                                                             --------   --------   --------   --------   --------
Net asset value, beginning of year.........................  $ 10.270   $ 10.570   $  9.850   $ 10.580   $ 10.600
Income from investment operations:
  Net investment income....................................      .659       .619       .646       .661       .651
  Net realized and unrealized gain (loss) on investments...     (.140)     (.309)      .732      (.741)      .159
                                                             --------   --------   --------   --------   --------
Total from investment operations...........................      .799       .310      1.378      (.080)      .810
Less distributions:
  Net investment income....................................      .659       .610       .658       .646       .651
  Net realized gain........................................        --         --         --       .004       .179
                                                             --------   --------   --------   --------   --------
Total distributions........................................      .659       .610       .658       .650       .830
                                                             --------   --------   --------   --------   --------
Net asset value, end of year...............................  $ 10.410   $ 10.270   $ 10.570   $  9.850   $ 10.580
                                                             ========   ========   ========   ========   ========
Total return (%)...........................................      8.03       3.07      14.37       (.74)      7.82
Ratios to average daily net assets (%):
  Expenses.................................................       .71        .70        .68        .68        .70
  Net investment income....................................      6.40       5.97       6.24       6.33       5.96
Supplemental data:
  Net assets at end of year (in thousands).................  $160,055   $150,006   $147,370   $143,790   $204,381
  Portfolio turnover rate (%)..............................        83         66         54         63        114

 ................................................................................
READY RESERVES FUND
 ................................................................................

                                                                           YEARS ENDED DECEMBER 31,
                                                             ----------------------------------------------------
                                                               1997       1996       1995       1994       1993
                                                             --------   --------   --------   --------   --------
Net asset value, beginning of year.........................  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
Income from investment operations:
  Net investment income....................................       .05        .05        .05        .04        .03
  Net realized loss on investments.........................        --         --         --       (.01)        --
                                                             --------   --------   --------   --------   --------
Total from investment operations...........................       .05        .05        .05        .03        .03
Less distributions:
  Net investment income....................................       .05        .05        .05        .04        .03
                                                             --------   --------   --------   --------   --------
Total distributions........................................       .05        .05        .05        .04        .03
                                                             --------   --------   --------   --------   --------
Capital contribution.......................................        --         --         --        .01         --
                                                             --------   --------   --------   --------   --------
Net asset value, end of year...............................  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                             ========   ========   ========   ========   ========
Total return (%)...........................................      5.04       4.81       5.45       3.67(a)     2.64
Ratios to average daily net assets (%):
  Expenses.................................................       .70        .71        .72        .71        .71
  Net investment income....................................      4.92       4.78       5.30       3.61       2.61
Supplemental data:
  Net assets at end of year (in thousands).................  $904,569   $760,808   $703,993   $521,277   $477,268

---------------

(a) The total return includes the impact of the Company's capital contribution. Without the Company's capital contribution, the total return would have been 3.40%.

 30  William Blair Mutual Funds, Inc.                          December 31, 1997

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders
WILLIAM BLAIR MUTUAL FUNDS, INC.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of William Blair Mutual Funds, Inc. (comprised of Growth Fund, Value Discovery Fund, International Growth Fund, Income Fund and Ready Reserves Fund) (collectively, the "Funds") as of December 31, 1997, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of William Blair Mutual Funds, Inc. at December 31, 1997, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

                                       ERNST & YOUNG LLP

Chicago, Illinois
February 3, 1998

December 31, 1997                                             Annual Report   31

                    -----------------------------------------------------------
                    BOARD OF DIRECTORS
                    -----------------------------------------------------------


                    CONRAD FISCHER, CHAIRMAN
                    Principal, William Blair & Company, L.L.C.

                    VERNON ARMOUR
                    Private Investor

                    J. GRANT BEADLE
                    Retired Chairman and CEO, Union Special Corporation

                    THEODORE A. BOSLER
                    Retired Principal and Vice President, Lincoln Capital Management Company

                    GEORGE KELM
                    Retired Chairman of the Board, Sahara Coal Company, Inc.

                    JAMES M. MCMULLAN
                    Principal, William Blair & Company, L.L.C.

                    ANN P. MCDERMOTT
                    Director and Trustee
                    Profit and not-for-profit organizations

                    JOHN B. SCHWEMM
                    Retired Chairman and CEO, R.R. Donnelley & Sons Company

                    W. JAMES TRUETTNER, JR.
                    Principal, William Blair & Company, L.L.C.

                    -----------------------------------------------------------
                    Officers
                    -----------------------------------------------------------

                    Rocky Barber, President

                    Mark A. Fuller, III, Senior Vice President

                    W. George Greig, Senior Vice President

                    Glen A. Kleczka, Senior Vice President

                    Bentley M. Myer, Senior Vice President

                    Norbert W. Truderung, Senior Vice President

                    James S. Kaplan, Vice President

                    John P. Kayser, Vice President

                    Terence M. Sullivan, Vice President and Treasurer

                    Janet V. Gassmann, Secretary

                    INVESTMENT ADVISER
                    William Blair & Company, L.L.C.

                    TRANSFER AGENT
                    State Street Bank and Trust Company
                    P.O. Box 9104
                    Boston, MA 02266-9104
                    1-800-635-2886
                    (Massachusetts 1-800-635-2840)



                    William Blair Mutual Funds, Inc.
                    222 West Adams Street
                    Chicago, Illinois 60606

                                                              December 31, 1997